Exhibit 99.2

Supplemental Operating and Financial Data
for the three and nine months ended September 30, 2016

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management
Jon S. Wheeler - Chairman & CEO
Wilkes J. Graham - CFO
Matthew T. Reddy - CAO
Robin A. Hanisch - Secretary
David R. Kelly - Senior VP & Director of Acquisitions
Jeffrey B. Parker - Director of Leasing

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Stewart J. Brown	Carl B. McGowan, Jr.
Kurt R. Harrington	John McAuliffe
David Kelly	Jeffrey M. Zwerdling
John W. Sweet

Investor Relations Contact	Transfer Agent and Registrar
Laura Nguyen Director of Capital Markets 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.WHLR.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended September 30, 2016 (Unaudited)

Financial Results
Net loss attributable to Wheeler REIT common stockholders	$(2,752,056)
Net loss per basic and diluted share	$(0.04)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (1)	$2,198,188
FFO per common share and OP unit	$0.03
Adjusted FFO (AFFO) (1)	$2,657,803
AFFO per common share and OP unit	$0.04
Pro forma AFFO per common share and OP unit (2)	$0.04

Assets
Investment Properties, net (less accumulated depreciation and amortization) (3)	$292,429,049
Total Assets	$404,608,549
Debt to Total Assets (3)	59.29%
Debt to Gross Asset Value	59.04%

Market Capitalization
Common shares outstanding	67,940,487
OP units outstanding	5,751,908
Total common shares and OP units	73,692,395
Range of Common Stock prices for the third quarter 2016	$1.54-$1.95
Common Stock price at third quarter end	$1.75
Total number of Series B preferred shares	1,871,244
Range of Series B preferred prices for the third quarter 2016	$20.78-$22.22
Series B preferred price at third quarter end	$21.58
Total number of Series D preferred shares	1,600,000
Range of Series D preferred prices for the third quarter 2016	$24.50-$25.50
Series D preferred price at third quarter end	$25.50
Total debt (3)	$239,901,135
Common Stock market capitalization (as of September 30, 2016 closing stock price)	$118,895,852

Portfolio Summary
Total Gross Leasable Area (GLA) in sq. ft.	3,750,976
Occupancy Rate	93.9%
Annualized Base Rent	$34,223,583
Total number of leases signed or renewed during the third quarter of 2016	34
Total sq. ft. leases signed or renewed during the third quarter of 2016	88,119

(1)    See page 14 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    See page 7 for the Company's calculation of Pro Forma AFFO.
(3)     Investment properties, net includes investment properties held for sale. Debt to total assets includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	September 30, 2016	December 31, 2015
	(unaudited)
ASSETS:
Investment properties, net	$292,212,257	$238,764,631
Cash and cash equivalents	35,816,636	10,477,576
Restricted cash	10,309,397	7,592,984
Rents and other tenant receivables, net	3,235,105	2,970,380
Related party receivable	1,365,950	482,320
Notes receivable	12,000,000	—
Goodwill	5,485,823	5,485,823
Assets held for sale	365,880	1,692,473
Above market lease intangible, net	7,718,507	6,517,529
Deferred costs and other assets, net	36,098,994	35,259,526
Total Assets	$404,608,549	$309,243,242
LIABILITIES:
Loans payable	$231,767,262	$184,629,082
Liabilities associated with assets held for sale	1,350,000	1,992,318
Below market lease intangible, net	8,718,947	7,721,335
Accounts payable, accrued expenses and other liabilities	10,147,839	7,533,769
Total Liabilities	251,984,048	201,876,504
Commitments and contingencies
Series D cumulative convertible preferred stock (no par value, 2,500,000 and shares authorized, 1,600,000 and 0 shares issued and outstanding, respectively)	38,014,257	—
EQUITY:
Series A preferred stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding, respectively)	452,971	452,971
Series B convertible preferred stock (no par value, 5,000,000 and 3,000,000 shares authorized, 1,871,244 and 729,119 shares issued and outstanding, respectively)	40,710,868	17,085,147
Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 67,940,487 and 66,259,673 shares issued and outstanding, respectively)	679,404	662,596
Additional paid-in capital	222,725,476	220,370,984
Accumulated deficit	(160,594,653)	(140,306,846)
Total Shareholders’ Equity	103,974,066	98,264,852
Noncontrolling interests	10,636,178	9,101,886
Total Equity	114,610,244	107,366,738
Total Liabilities and Equity	$404,608,549	$309,243,242

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(unaudited)
TOTAL REVENUES	$11,910,678	$7,229,546	$32,132,575	$18,381,858
OPERATING EXPENSES:
Property operations	3,026,594	2,117,237	8,498,715	5,519,195
Non-REIT management and leasing services	695,542	343,393	1,351,640	999,186
Depreciation and amortization	4,994,572	4,881,937	15,306,331	11,722,164
Provision for credit losses	31,330	112,580	196,311	214,316
Corporate general & administrative	1,495,521	4,851,980	6,290,460	10,615,200
Total Operating Expenses	10,243,559	12,307,127	31,643,457	29,070,061
Operating Income (Loss)	1,667,119	(5,077,581)	489,118	(10,688,203)
Interest income	299,239	30,407	301,378	113,738
Interest expense	(3,639,414)	(2,328,476)	(9,801,442)	(6,450,461)
Net Loss from Continuing Operations	(1,673,056)	(7,375,650)	(9,010,946)	(17,024,926)
Discontinued Operations
Income from discontinued operations	39,114	217,234	115,463	348,083
Gain on disposal of properties	805	—	688,824	—
Net Income from Discontinued Operations	39,919	217,234	804,287	348,083
Net Loss	(1,633,137)	(7,158,416)	(8,206,659)	(16,676,843)
Less: Net loss attributable to noncontrolling interests	(121,892)	(428,702)	(767,679)	(1,331,294)
Net Loss Attributable to Wheeler REIT	(1,511,245)	(6,729,714)	(7,438,980)	(15,345,549)
Preferred stock dividends	(1,240,811)	(2,279,907)	(2,263,410)	(13,116,232)
Deemed dividend related to beneficial conversion feature of preferred stock	—	(13,124,506)	—	(72,644,506)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(2,752,056)	$(22,134,127)	$(9,702,390)	$(101,106,287)

Loss per share from continuing operations (basic and diluted):	$(0.04)	$(0.35)	$(0.15)	$(3.41)
Income per share from discontinued operations:	—	—	0.01	0.01
	$(0.04)	$(0.35)	$(0.14)	$(3.40)
Weighted-average number of shares:
Basic and Diluted	67,899,504	63,262,408	67,155,184	29,757,718

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (1)

FFO and AFFO	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015 (4)	2016	2015 (4)
	(unaudited)
Net loss	$(1,633,137)	$(7,158,416)	$(8,206,659)	$(16,676,843)
Depreciation of real estate assets from continuing operations	4,994,572	4,881,937	15,306,331	11,722,164
Depreciation of real estate assets from discontinued operations	—	108,886	—	579,892
Depreciation of real estate assets	4,994,572	4,990,823	15,306,331	12,302,056
Gain on sale of discontinued operations	(805)	—	(688,824)	—
FFO	3,360,630	(2,167,593)	6,410,848	(4,374,787)
Preferred stock dividends	(1,240,811)	(2,279,907)	(2,263,410)	(13,116,232)
Preferred stock accretion adjustments	78,369	1,857,133	255,420	8,836,696
FFO available to common shareholders and common unitholders	2,198,188	(2,590,367)	4,402,858	(8,654,323)
Acquisition costs	117,951	1,733,639	914,302	3,167,378
Capital related costs	60,679	1,826,240	310,547	2,447,890
Other non-recurring and non-cash expenses (2)	47,055	149,833	506,257	566,813
Share-based compensation	170,750	54,700	581,750	356,000
Straight-line rent	(81,073)	(108,595)	(223,143)	(202,030)
Loan cost amortization	628,899	303,463	1,464,347	1,048,711
Accrued interest income	(294,038)	—	(294,038)	—
Above (below) market lease amortization	(3,053)	153,512	69,209	562,987
Perimeter legal accrual	—	3,504	—	127,804
Recurring capital expenditures and tenant improvement reserves	(187,555)	(166,700)	(514,574)	(437,100)
AFFO	$2,657,803	$1,359,229	$7,217,515	$(1,015,870)

Weighted Average Common Shares	67,899,504	63,262,408	67,155,184	29,757,718
Weighted Average Common Units	5,751,908	4,149,556	5,367,945	3,797,605
Total Common Shares and Units	73,651,412	67,411,964	72,523,129	33,555,323
FFO per Common Share and Common Units	$0.03	$(0.04)	$0.06	$(0.26)
AFFO per Common Share and Common Units	$0.04	$0.02	$0.10	$(0.03)
Pro forma AFFO per Common Share and Common Units (3)	$0.04

(1)    See page 14 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)	Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our September 2016 Quarterly Report on Form 10-Q.

(3)
Pro forma AFFO assumes the following adjustments to reported results: $270k in interest expense savings, assuming our Key Bank line balance was paid down on 6/30/16; replacing $294k of accrued interest income with $240k and $120k of cash and accrued interest income, respectively, based on contractual obligations beginning 10/1/16; the full quarter effect of preferred dividends on 400,000 of the 1,600,000 outstanding Series D shares, representing invested Series D proceeds to-date as of September 30, 2016.

(4)	We did not provide Pro Forma AFFO per common share and common unit for 2015 as we consider it not meaningful to the 2016 presentation.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Property Net Operating Income	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(unaudited)
Property Revenues	$10,988,785	$7,010,529	$30,506,574	$17,608,749
Property Expenses	3,026,594	2,117,237	8,498,715	5,519,195
Property Net Operating Income	7,962,191	4,893,292	22,007,859	12,089,554
Asset Management and Commission Revenue	752,748	219,017	1,456,856	773,109
Other non-property income	169,145	—	169,145	—
Other Income	921,893	219,017	1,626,001	773,109
Non-REIT management and leasing services	695,542	343,393	1,351,640	999,186
Depreciation and amortization	4,994,572	4,881,937	15,306,331	11,722,164
Provision for credit losses	31,330	112,580	196,311	214,316
Corporate general & administrative	1,495,521	4,851,980	6,290,460	10,615,200
Total Other Operating Expenses	7,216,965	10,189,890	23,144,742	23,550,866
Interest income	299,239	30,407	301,378	113,738
Interest expense	(3,639,414)	(2,328,476)	(9,801,442)	(6,450,461)
Net Loss from Continuing Operations	(1,673,056)	(7,375,650)	(9,010,946)	(17,024,926)
Discontinued Operations
Income from operations	39,114	217,234	115,463	348,083
Gain on disposal of properties	805	—	688,824	—
Net Income from Discontinued Operations	39,919	217,234	804,287	348,083
Net Loss	$(1,633,137)	$(7,158,416)	$(8,206,659)	$(16,676,843)

EBITDA		Three Months Ended September 30,		Nine Months Ended September 30,
		2016	2015	2016	2015
		(unaudited)
Net Loss		$(1,633,137)	$(7,158,416)	$(8,206,659)	$(16,676,843)
Add back:	Depreciation and amortization (1)	4,991,519	5,144,335	15,375,540	12,865,043
	Interest Expense (2)	3,653,731	2,544,403	9,857,405	7,140,459
EBITDA		7,012,113	530,322	17,026,286	3,328,659
Adjustments for items affecting comparability:
	Acquisition costs	117,951	1,733,639	914,302	3,167,378
	Capital related costs	60,679	1,826,240	310,547	2,447,890
	Other non-recurring expenses (3)	47,055	149,833	506,257	566,813
	Gain on sales	(805)	—	(688,824)	—
Adjusted EBITDA		$7,236,993	$4,240,034	$18,068,568	$9,510,740
(1)    Includes above (below) market lease amortization and amounts associated with assets held for sale.
(2)    Includes loan cost amortization and amounts associated with assets held for sale.

(3)	Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our September 2016 Quarterly Report on Form 10-Q.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Debt Summary as of September 30, 2016 (unaudited)
Loans Payable: $239.9 million
Weighted Average Interest Rate: 4.46%
Total Debt to Total Assets: 59.3%

Debt from Continuing Operations:

Maturities by Year	For the Periods Ending September 30,	% Total Maturities
2017	$16,396,168	6.87%
2018	53,068,183	22.25%
2019	4,004,712	1.68%
2020	9,217,251	3.86%
2021	1,748,540	0.73%
Thereafter	154,116,281	64.61%
Total principal maturities	$238,551,135	100.00%

Debt Associated with Assets Held for Sale:

Maturities by Year	For the Periods Ending September 30,	% Total Maturities
2017	$—	0.00%
2018	—	0.00%
2019	—	0.00%
2020	—	0.00%
2021	—	0.00%
Thereafter	1,350,000	100.00%
Total principal maturities	$1,350,000	100.00%

Total Debt:

Maturities by Year	For the Periods Ending September 30,	% Total Maturities
2017	$16,396,168	6.83%
2018	53,068,183	22.12%
2019	4,004,712	1.67%
2020	9,217,251	3.84%
2021	1,748,540	0.73%
Thereafter	155,466,281	64.81%
Total principal maturities	$239,901,135	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary (continued)

Property/Description	Monthly Payment		Interest Rate	Debt Maturity	September 30, 2016	December 31, 2015
					(unaudited)
Shoppes at Eagle Harbor	$25,100		4.34%	March 2018	$3,528,895	$3,634,085
Monarch Bank Building	$9,473		4.15%	December 2017	1,334,241	1,376,452
Perimeter Square	Interest only		4.06%	August 2026	4,500,000	4,166,406
Riversedge North	$8,802		6.00%	January 2019	926,444	962,281
Walnut Hill Plaza	$24,273		5.50%	July 2017	3,464,362	3,535,606
Twin City Commons	$17,827		4.86%	January 2023	3,184,056	3,225,473
Shoppes at TJ Maxx	$33,880		3.88%	May 2020	5,951,648	6,081,272
Bank Line of Credit	Interest only		4.25%	September 2017	3,000,000	—
Bank Line of Credit	Interest only		3.01%	May 2018	46,127,250	6,873,750
Forrest Gallery	$50,973		5.40%	September 2023	8,834,660	8,926,712
Tampa Festival	$50,797		5.56%	September 2023	8,534,790	8,627,294
Starbucks/Verizon	$4,383		5.00%	July 2019	—	632,042
Winslow Plaza	Interest only		4.82%	December 2025	4,620,000	4,620,000
Cypress Shopping Center	$34,360		4.70%	July 2024	6,609,876	6,625,000
Harrodsburg Marketplace	$19,112		4.55%	September 2024	3,632,616	3,677,501
Port Crossing	$34,788		4.84%	August 2024	6,396,584	6,471,636
LaGrange Marketplace	$15,065		5.50%	February 2024	2,381,726	2,418,212
Freeway Junction	$31,265		4.60%	September 2024	8,150,000	8,150,000
DF I-Edenton	$250,000	(1)	3.75%	September 2016	—	650,000
DF I-Moyock	$10,665		5.00%	July 2019	337,169	418,538
Graystone Crossing	$15,672		4.55%	October 2024	4,000,000	4,000,000
Bryan Station	Interest only		4.52%	November 2024	4,625,000	4,625,000
Crockett Square	Interest only		4.47%	December 2024	6,337,500	6,337,500
Harbor Point	$11,024		5.85%	December 2016	664,864	732,685
Pierpont Centre	Interest only		4.15%	February 2025	9,800,000	9,800,000
Alex City Marketplace	Interest only		3.95%	April 2025	5,750,000	5,750,000
Butler Square	Interest only		3.90%	May 2025	5,640,000	5,640,000
Brook Run Shopping Center	Interest only		4.08%	June 2025	10,950,000	10,950,000
Beaver Ruin Village I and II	Interest only		4.73%	July 2025	9,400,000	9,400,000
Columbia Fire Station	Interest only		8.00%	December 2017	477,788	450,053
Sunshine Shopping Plaza	Interest only		4.57%	August 2025	5,900,000	5,900,000
Barnett Portfolio	Interest only		4.30%	September 2025	8,770,000	8,770,000
Grove Park Shopping Center	Interest only		4.52%	October 2025	3,800,000	3,800,000
Parkway Plaza	Interest only		4.57%	October 2025	3,500,000	3,500,000
Conyers Crossing	Interest only		4.67%	October 2025	5,960,000	5,960,000
Fort Howard Shopping Center	Interest only		4.57%	October 2025	7,100,000	7,100,000
Chesapeake Square	$23,857		4.70%	August 2026	4,594,760	—
Revere Loan	Interest only		8.00%	April 2017	7,450,000	—
Senior convertible notes	Interest only		9.00%	December 2018	1,400,000	3,000,000
Senior non-convertible notes	Interest only		9.00%	January 2016	—	2,160,000
South Carolina Food Lions Note	$68,320		5.25%	January 2024	12,266,906	12,375,000
Total Principal Balance					239,901,135	191,322,498
Unamortized debt issuance costs					(6,783,873)	(4,726,610)
Total Loans Payable (2)					$233,117,262	$186,595,888
(1) Represents quarterly payment.
(2) Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Portfolio Summary as of September 30, 2016 (unaudited)

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	17	147,791	128,741	87.1%	$918,688	$7.14
Amscot Building	Tampa, FL	1	2,500	2,500	100.0%	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,048	62,461	84.4%	1,036,598	16.60
Beaver Ruin Village II	Lilburn, GA	4	34,925	34,925	100.0%	407,976	11.68
Berkley (2)	Norfolk, VA	—	—	—	—%	—	—
Brook Run Shopping Center	Richmond, VA	18	147,738	133,927	90.7%	1,492,367	11.14
Brook Run Properties (2)	Richmond, VA	—	—	—	—%	—	—
Bryan Station	Lexington, KY	8	54,397	50,397	92.7%	507,008	10.06
Butler Square	Mauldin, SC	16	82,400	82,400	100.0%	786,752	9.55
Cardinal Plaza	Henderson, NC	8	50,000	50,000	100.0%	476,000	9.52
Carolina Place (2)	Onley, VA	—	—	—	—%	—	—
Chesapeake Square	Onley, VA	12	99,848	81,614	81.7%	681,713	8.35
Clover Plaza	Clover, SC	9	45,575	45,575	100.0%	347,862	7.63
Courtland Commons (2)	Courtland, VA	—	—	—	—%	—	—
Columbia Fire Station (3)	Columbia, SC	—	—	—	—%	—	—
Conyers Crossing	Conyers, GA	14	170,475	169,425	99.4%	965,649	5.70
Crockett Square	Morristown, TN	3	107,122	99,122	92.5%	812,322	8.20
Cypress Shopping Center	Boiling Springs, SC	17	80,435	79,035	98.3%	830,620	10.51
Darien Shopping Center	Darien, GA	1	26,001	26,001	100.0%	208,008	8.00
Devine Street	Columbia, SC	2	38,464	38,464	100.0%	549,668	14.29
Edenton Commons (2)	Edenton, NC	—	—	—	—%	—	—
Folly Road	Charleston, SC	5	47,794	47,794	100.0%	720,197	15.07
Forrest Gallery	Tullahoma, TN	28	214,450	203,381	94.8%	1,243,660	6.11
Fort Howard Shopping Center	Rincon, GA	17	113,652	109,152	96.0%	970,698	8.89
Freeway Junction	Stockbridge, GA	16	156,834	151,924	96.9%	1,081,711	7.12
Franklinton Square	Franklinton, NC	13	65,366	59,300	90.7%	537,182	9.06
Georgetown	Georgetown, SC	2	29,572	29,572	100.0%	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0%	522,914	23.77
Grove Park	Grove, OK	15	106,557	93,579	87.8%	656,762	7.02
Harbor Point (2)	Grove, OK	—	—	—	—%	—	—
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	58,248	97.0%	427,540	7.34
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0%	150,336	19.27
Ladson Crossing	Ladson, SC	13	52,607	48,707	92.6%	691,248	14.19
LaGrange Marketplace	LaGrange, GA	13	76,594	73,594	96.1%	411,085	5.59
Lake Greenwood Crossing	Greenwood, SC	6	47,546	41,546	87.4%	389,641	9.38
Lake Murray	Lexington, SC	5	39,218	39,218	100.0%	349,510	8.91
Laskin Road (2)	Virginia Beach, VA	—	—	—	—%	—	—
Litchfield Market Village	Pawleys Island, SC	18	86,740	72,763	83.9%	1,068,751	14.69
Lumber River Village	Lumberton, NC	11	66,781	66,781	100.0%	509,686	7.63
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0%	258,054	71.29
Moncks Corner	Moncks Corner, SC	1	26,800	26,800	100.0%	323,451	12.07
Nashville Commons	Nashville, NC	12	56,100	56,050	99.9%	572,457	10.21
Parkway Plaza	Brunswick, GA	5	52,365	50,765	96.9%	535,397	10.55
Perimeter Square	Tulsa, OK	8	58,277	57,139	98.1%	757,777	13.26
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0%	1,441,522	11.79
Port Crossing	Harrisonburg, VA	9	65,365	64,000	97.9%	798,032	12.47
Ridgeland	Ridgeland, SC	1	20,029	20,029	100.0%	140,203	7.00
Riversedge North (1)	Virginia Beach, VA	—	—	—	—%	—	—
Shoppes at Myrtle Park	Bluffton, SC	11	56,380	55,376	98.2%	912,986	16.49
Shoppes at TJ Maxx	Richmond, VA	18	93,552	93,552	100.0%	1,122,947	12.00
South Lake	Lexington, SC	10	44,318	44,318	100.0%	401,457	9.06
South Park	Mullins, SC	2	60,734	43,218	71.2%	491,245	11.37
South Square	Lancaster, SC	5	44,350	39,850	89.9%	319,806	8.03
St. George Plaza	St. George, SC	4	59,279	41,328	69.7%	272,586	6.60
St. Matthews	St. Matthews, SC	5	29,015	25,314	87.2%	307,382	12.14
Sunshine Plaza	Lehigh Acres, FL	22	111,189	109,186	98.2%	993,712	9.10
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0%	292,245	6.85
Tampa Festival	Tampa, FL	21	137,987	137,987	100.0%	1,238,463	8.98
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0%	456,539	19.59
Tulls Creek (2)	Moyock, NC	—	—	—	—%	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0%	450,838	9.46

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Walnut Hill Plaza	Petersburg, VA	11	87,239	70,017	80.3%	559,806	8.00
Waterway Plaza	Little River, SC	10	49,750	49,750	100.0%	475,918	9.57
Westland Square	West Columbia, SC	9	62,735	48,290	77.0%	442,536	9.16
Winslow Plaza	Sicklerville, NJ	16	40,695	39,495	97.1%	523,008	13.24
Total		561	3,750,976	3,521,949	93.9%	$34,223,583	$9.72
(1)    Riversedge North is our corporate office.
(2)    This information is not available because the property is undeveloped.
(3)    This information is not available because the property is a redevelopment property.

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Top Ten Tenants by Annualized Base Rent (unaudited)
(as of September 30, 2016)

Total Tenants : 561

Tenants	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Net Leasable Square Feet	% of Total Net Leasable Square Feet	Base Rent Per Leased Square Foot
1. Bi-Lo	$4,773	13.95%	469,998	12.53%	$10.16
2. Food Lion	2,691	7.86%	325,576	8.68%	8.27
3. Piggly Wiggly	1,355	3.96%	136,343	3.63%	9.94
4. Winn Dixie	1,236	3.61%	179,175	4.78%	6.90
5. Hobby Lobby	675	1.97%	114,298	3.05%	5.91
6. Harris Teeter	578	1.69%	39,946	1.06%	14.47
7. Family Dollar	544	1.59%	75,791	2.02%	7.18
8. Kroger	534	1.56%	84,938	2.26%	6.29
9. Goodwill	469	1.37%	56,343	1.50%	8.32
10. Dollar Tree	388	1.13%	51,974	1.39%	7.47
	$13,243	38.69%	1,534,382	40.90%	$8.63

Leasing Summary (unaudited)
(as of September 30, 2016)

Gross Leasable Area: 3,750,976 square feet
Total Square Footage Leased: 3,521,949 square feet
Occupancy Rate: 93.9%

Lease Expiration Schedule

Lease Expiration Twelve Month Period Ending September 30,	Number of Expiring Leases	Total Expiring Net Leasable Square Footage	% of Total Expiring Net Leasable Square Footage	% of Total Leased Square Footage Expiring	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	229,027	6.11%	—	—	—	$—
2017	102	311,653	8.31%	8.85%	3,132	9.15%	10.05
2018	121	741,374	19.76%	21.05%	7,022	20.52%	9.47
2019	105	584,349	15.58%	16.59%	5,616	16.41%	9.61
2020	91	667,165	17.79%	18.94%	5,994	17.52%	8.98
2021	60	423,305	11.29%	12.02%	3,621	10.58%	8.55
2022	29	164,177	4.38%	4.66%	1,991	5.82%	12.13
2023	14	215,542	5.75%	6.12%	2,121	6.20%	9.84
2024	12	135,082	3.60%	3.84%	1,283	3.75%	9.50
2025	9	59,994	1.60%	1.70%	813	2.37%	13.54
2026 and thereafter	18	219,308	5.83%	6.23%	2,631	7.68%	11.99
	561	3,750,976	100.00%	100.00%	$34,224	100.00%	$9.72

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15